Exhibit 99.1
Greenfield Online, Inc. Business and Financial Overview First Quarter 2008 Financial Results

Safe Harbor Statement Cautionary Note Regarding Forward Looking Statements. Certain statements in this presentation and oral statements made by the Company when giving this presentation constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements include, without limitation, statements about the proposed settlement of pending class action securities litigation and the impact thereof on our financial condition and results of operations, discussion concerning the effect that negative economic trends have on our business and marketplace, the existence and stage of the secular shift from off-line to online data collection in North America and Europe, the potential that our customers move to online data collection as a result of negative economic factors, our being positioned for EBITDA flow through in our Internet survey solutions business as revenue growth is restored, our ability to expand Ciao comparison shopping into the United States, the effect expanding Ciao comparison shopping may have on our financial performance in 2008, statements regarding the factors driving revenue growth in the European Ciao comparison shopping segment, our ability to build shareholder value, our ability to accelerate the expansion of our presence in Asia, our ability to implement our UPS technology in Europe, its ability to provide operational, structural and organizational benefits in the future, the pricing environment for Internet survey solutions, statements regarding panel acquisition costs and Real-Time Sampling® costs, our gross margins, our operating leverage, and our ability to lower SG&A expenses as a percentage of revenue, comparison shopping growth, sales, selling, general and administrative costs as a percentage of revenue, future panel build expenses in Europe, our ability to drive profitable revenue growth in the future, as well as predictions and guidance relating to the Company’s future financial performance and customer demand for Internet survey solutions and comparison shopping services, sales bookings, bid volume, and backlog. In some cases, you can identify forward-looking statements by terminology such as, “may”, “should”, “expects”, “plans”, “anticipates”, “feel”, “believes”, “estimates”, “predicts”, “potential”, “continue”, “consider”, “possibility”, or the negative of these terms or other comparable terminology. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs but they involve a number of risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements. Such risks and uncertainties include, without limitation, risks related to our ability to settle pending class action securities litigation as contemplated herein, our ability to expand Ciao comparison shopping into the United States, our ability to develop and deploy new technologies, our client satisfaction levels, our ability to build and maintain the size and demographic composition of our panels, our panelists’ responsiveness to our surveys, our customers acceptance and continued use of our Real Time Sampling technique, our ability to accurately predict future revenue, our ability to manage pricing pressure in North America and Europe, our reliance on our largest customers, the growing competitiveness of our marketplace and our ability to compete therein, our ability to manage or accelerate our growth and international expansion, including the ability to develop new panels, risks related to foreign currency exchange rate fluctuations, our ability to successfully integrate the businesses we have recently acquired or may acquire in the future, our online business model, demand for our products and services, the seasonality of demand for our Internet survey solutions and comparison shopping services, the outcome of legal proceedings pending against the company, the strength of our brand and other risks detailed in the “Risk Factors” section of our most recent Annual Report on Form 10-K and each subsequent Quarterly Report on Form 10-Q that we file with the Securities and Exchange Commission available at www.sec.gov and under the Investor Relations section of our corporate website at www.greenfield.com. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements made herein speak only as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. 2

Agenda • Introductions • Company Overview • Key Initiatives for 2008 • The Comparison Shopping Business • The Internet Survey Solutions Business • Financial Performance • Q&A 3

Introductions • Albert Angrisani, President and Chief Executive Officer • Joined SRVY 9/05. Led SRVY turnaround that resulted in the creation of more than $250 million of shareholder value. Previously, Pres/COO of Harris Interactive, Inc. (2002 — 2004), (Nasdaq: HPOL), a leading Internet MR company and parent of The Harris Poll™. Prior to Harris, Angrisani was Pres/CEO of Total Research Corporation (1999 — 2002), (Nasdaq: TOTL), which he merged with Harris. Founded privately held turnaround management services firm Angrisani Partners LLC (1994 — 1999. Prior to that he was Managing Director of Princeton, NJ based TFG, Inc. (1993 — 1994), a retail and transportation industry turnaround group, and Managing Director with Arthur D. Little, Inc. out of Cambridge, MA (1989 — 1993), including the role as ADL’s specialist to the Federal Office of Thrift Supervision in Washington, DC and the 1990 Savings and Loan industry “bailout”. Angrisani served in President Reagan’s Administration as the United States Assistant Secretary of Labor and Chief of Staff (1980 - 1984). Prior to serving in the Federal Government, Angrisani was a VP of Chase Manhattan Bank, in New York, (1972 — 1980). Angrisani received a BA from Washington and Lee University in 1971, an APC in Accounting from New York University and an MBA in Finance from Fairleigh Dickinson University. • Bob Bies, Executive Vice President and Chief Financial Officer • Joined SRVY in 1999. Bies is an entrepreneurial finance executive with 24+ years of progressive experience. Since 1997, Bob has raised over $220M of private and public equity and debt funding. As SRVY’s CFO, Bob helped guide the company’s metamorphosis from a small venture-backed online custom research business to a publicly-traded interactive media and services company with >$120M in revenue, $34M in EBITDA. Bies oversaw the M&A process during 2005, in which five companies were successfully merged over six months. Bies directs SRVY’s Sarbanes-Oxley compliance, IR and its world-class finance team. From 1996 to 1999, Bies worked for venture-backed ERP software and services firm The Janis Group, Inc. as CFO, Sec’y and Treasurer, managing through very rapid change and growth ($45M to $100M in revenues in two years). From 1990 to 1996, Bies worked for Bionaire, Inc. a public environmental-air-products company where he began as Controller for Bionaire USA, and was rapidly promoted to SVP and GM, where he headed up sales, marketing, finance and distribution for the $40M division. From 1988 to 1990, Bies worked for Faberge/Elizabeth Arden as Controller, and led a post-merger integration team and helped prepare the company for sale to Unilever. From 1984 to 1988, Bob worked as a senior auditor Deloitte Touche in New York , NY with clients such as Merrill Lynch, Kidder Peabody and Faberge/Elizabeth Arden. Bies earned a B.S. summa cum laude from Long Island University (1982) and an M.B.A. with distinction from Hofstra University (1984) . He is a CPA licensed in New York (1986). • Jonathan Flatow, Chief Administrative Officer • Joined SRVY in 2000 as Vice President and General Counsel and has +20 years of experience in legal and business operations. In 2008, Jonathan was promoted to Chief Administrative Officer, with responsibilities that include M&A, global HR and legal affairs, in addition to his role as corporate secretary. Jonathan directs SRVY’s global legal organization and has been instrumental in the negotiation, structuring and closing of the Company’s mergers and acquisitions, strategic alliances, and commercial relationships. Jonathan is also globally responsible for all of SRVY’s HR functions, focusing on management compensation, performance management and succession-planning activities. Prior to joining SRVY, Jonathan was a partner with the law firm of Wake, See, Dimes & Bry niczka. Jonathan earned a B.A. from Franklin & Marshall College and a J.D. from the Pace University School of Law and is admitted to practice law in the states of Connecticut and New York. 4

Company Overview • Greenfield Online (Nasdaq: SRVY) is an interactive media and services company. Two distinct but complementary businesses: • Comparison Shopping Solutions (CSS) • Through our Ciao comparison shopping portals we gather unique and valuable user-generated content in the form of product and merchant reviews. Visitors use these reviews to help make purchasing decisions; and we derive revenue from this Internet traffic via e-commerce click-throughs and advertising sales. • Most visited* comparison shopping site in Europe • Launched in the US in February 2008 — www.ciao.com • Represents increasing percentage of total segment operating income • Internet Survey Solutions (ISS) • Through our Greenfield Online and Ciao Surveys websites and affiliate networks, we collect, organize and sell consumer opinions in the form of survey responses to marketing research companies and companies worldwide. • Market leading global ISS provider • Leadership driven by quality, investment in technology and global reach • 750+ employees worldwide, in 10 countries, across 3 continents *According to ComScore MediaMetrix as of March 2008 data 5

Q1-08 Takeaways • Strength of global footprint and diversified business model enabled us to deliver 12.6% total net revenue growth over the same period in the prior year; led by strong comparison shopping business performance • Pro Forma* Non-GAAP Adjusted EBITDA grew 14.5% over same period in the prior year • Mixed segment performance: • CSS business exceeded our expectations • +60% growth over the same period in the prior year • 53.6% operating margins • 1Q-08 CSS segment operating income represented 59.2% of the total operating income of all segments • Slower than expected Q1 start in the global ISS business, with backlog growth improving as of the May 8th Q1-08 financial results call. • On May 7th, the Company entered into agreement in principle to settle the pending class action securities litigation; resulting in the recording of a $2M one-time net charge in Q1.** *Pro Forma excludes the effect of the $2.9 million Audit Committee investigation expense incurred during the quarter, as well as the net charge taken by the company in Q1 for the proposed $2.0 million settlement of the class action securities litigation. **Information about the proposed charge and the settlement are contained in our press release dated May 8, 2008. 6

Update Key 2008 Initiatives • Ciao, USA launch • Q1-08 expenses were less than anticipated • Added more than 150 merchants, bringing total to 190. • Traffic ahead of expectations — averaging more than 460K/month in unique visitors*. • UPS in Europe is on target • +80% of projects in Europe on UPS. On target for end of Q2 for all projects on unified platform. • Asia Update • Continues to be growth opportunity and meeting internal revenue expectations • Sales offices in: Tokyo, Shanghai, Gurgaon, Sydney • Proprietary Asian Panels: Japan, China, India, South Korea, Australia, New Zealand *Monthly data for January, February, March, 2008, according to ComScore MediaMetrix 7

The Comparison Shopping Solutions Business (CSS)

CSS Business Model Visitors T Clicks to our R Customers A F +1,900 Buyers European Potential F Merchants Buyers I Leads C Advertising Buyers Price and Product Competitive Advantages Comparison · High value original content Active Community • 4+ million product and Millions of merchants reviews Written User Reviews • Community focus, not click and go • +1,900 merchants 9

CSS Positioning and Strategy • Captured significant market share to become the most visited* comparison shopping site in Europe • Consistently ranked among top 4 sites in every European country in which we operate • Ciao USA, launched in February, 2008 is on target • Key Drivers • Traffic x CPCs x Conversion Rates = Three Drivers of Revenue Growth • High quality user-generated shopping content attracts consumers • Consumer interaction is an important trust factor for online buyers • Broad range of product offerings • Coverage of high quality product and merchant information is essential for increasing click-to-buy conversion • Forrester predicts European e-commerce market will grow at a 21% CAGR from 2006 to 2011. eMarketer predicts European e-commerce market to grow at 25% rate, tripling by 2011 to $400 billion.** *Data according to ComScore MediaMetrix March 2008. **Sources: Forrester Research, June 2006; eMarketer, July 2007. 10

How Do Merchants, Advertisers and Consumers Benefit from CSS? •For Merchants: • The Ciao Merchant Partner Program assists online merchants to help expose their business to informed consumers who are ready to buy. Ciao currently partners with a premier list of more than 1,900 merchants across Europe and 190 in the US. •For Advertisers: • Ciao delivers to advertisers a rich, high quality environment in which to maximize their marketing efforts and increase brand visibility, while guiding consumers to the best consumer goods, services and prices available. •For Consumers: • With more than 4 million product reviews — including both text and video reviews -Ciao provides rich, deep comparison shopping content and information to consumers. The fun, community aspect of the portals creates a positive, viral environment that we believe fuels referrals to friends and associates. 11

CSS Euro Market Leadership: Most Visitors* in Major Euro Markets: Germany, France, the UK, Italy, Spain, Sweden and The Netherlands
21,115 Unique Visitors
25,000
March Positioning
20,000
Germany 1st 15,000 France 1st UK2nd 10,000 Italy 1st Spain 1st 5,000 Sweden 4th Netherlands 4th
0 Jan- Feb- Mar- Apr- May- Jun- Jul-07 Aug- Sep- Oct- Nov- Dec- Jan- Feb- Mar- 07 07 07 07 07 07 07070707 07 08 08 08 Ciao Yahoo-Kelkoo
*Source: ComScore MediaMetrix
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Greenfield ONLINE INC.

CSS: European merchant growth


2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
825
850
890
970
1,090
1,200
1,500
1,700
1,900
Q1-2006
Q2-2006
Q3-2006
Q4-2006
Q1-2007
Q2-2007
Q3-2007
Q4-2007
Q1-2008
Ciao Total European Merchants

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Ciao USA – Launched February 2008 Initial Traffic Exceeds Expectations
Ciao USA Unique Visitors* Ciao USA — Total Merchants
(000’s)
190 200 500 490 160 490 480 120 470 460 80 460 40 450 40 440 0 Feb-08 Mar-08 as of 2/8/08 Q1-08 Unique Visitors Merchants
*Traffic data as reported by ComScore MediaMetrix January-March 2008
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Attractive New Platform – eventual reverse migration planned for Europe ·• Simplified registration •• Low entry barriers ·• Explain high value for consumers page 15 page 15

·• Rate Products ·• Mark as: Product I Own I •• Mark as: Product I Like/Dislike I
Compare Prices
·• Write Reviews •• Create Lists •• Publish Videos
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. Daniel_K
I like photographing. So if anyone Community networking opportunities is interested – let me know.
·• Find similar minded people ·• Get in contact
My friends My circle of trust Similar minded people Unconfirmed friends Contacts to confirm
Similar minded people
Bernadette_1978
You and Bernadette_1978 like the same products:
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The Internet Survey Solutions (ISS)

ISS Collects Opinion Data via the Internet
Greenfield Online market research process
Product in Marketing Marketing
SRVY targets the End user development; end research firm research firm needed sample makes business user needs market designs study performs & and collects data decision intelligence for client delivers analysis
Greenfield Online Internet survey solution
Survey Invite Survey Takers Data Collection Reporting Programming & Gather Responses & Validation
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Global Technology Platform Global Technology Global Web-based Platform Distribution of Data to One Global Customers 29 Global Panels Operations Team and Six Sigma Process
Real-Time Sampling®
Certified Partner Network
Local Sales and Service Support
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Data Supply
29 Global Panels
Proprietary T Technology Real-Time UPS, PAM, DSS
Sampling™ R
A F
5,000 Custom F MR Firms I Worldwide
Certified Partner Network C End Clients,
Ad Agencies, PR Agencies
· One global survey execution platform worldwide
· Deliver more than 20,000 unique surveys/day globally
· Matches the right respondent to the right survey
· Real-Time Sampling® in US, and just launched in Canada and the UK
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ISS Positioning and Strategy
· How we differ from the competition:
· High quality data and services at the best possible price
· We invest in Six Sigma Quality Standards and Processes and have a commitment to customer satisfaction in all that we do
· Global reach – one stop shopping across the globe
· Technology and Automation
· One global survey execution platform
· Multiple points of respondent access – constantly improving supply
· Proprietary panels in more than 20 countries
· Real-Time Sampling® capability – US, early phase of UK, Canadian launch
· Premier Partner Network
· Text2Express Mobile Surveys
· Trends we are benefiting from
· Continued migration to online
· The growth of Asia as an important market research market
· End clients buying direct

ISS Growth and Investment Opportunities
· Asia
· Continues to perform above expectations
· We are invest in sales, marketing and panel to drive incremental revenue
· B2B
· Performed above expectations in Q1-08
· This market segment remains a top growth opportunity in the US
· Automation
· Investing in CapEx that drives increased automation in ISS and better customer relationships, while helping to improve operating leverage
· UPS Rollout in Europe currently on target for end of Q2 project completion
· New Products
· We continue to evaluate in “what’s next” and how it can improve the online data collection services we deliver to our clients:
· Blog Mining
· Behavioral Data
· Transactional Data
· Third Party Databases

Financial Performance Bob Bies, Executive Vice President and Chief Financial Officer

First Quarter 2008
Pro Forma* Pro As QoQ Forma* Reported $ Thousands Growth Q1-2008 Q1-2008 Q1-2007 Total Company Net Revenues 12.6% $ $30,934 $ $30,934 $ $27,469 Operating (Loss) Income 26.6% $ $ 3,820 $ $(1,057) $ $ 3,017 Net (Loss) Income 41.7% $ $ 2,776 $ (113) $ $ 1,959 Fully Diluted Earnings Per Share 42.9% $ .10 $ — $ .07 Net Cash Provided by Operating Activities -5.1% $ $ 6,046 $ 6,046 $ $ 6,374 Non-GAAP Adjusted EBITDA Ex Audit Committee Investigation Expense and Litigation Settlement Charge-Net** 14.5% $ $ 7,829 $ 7,829 $ $ 6,836 Non-GAAP Operating Free Cash Flow -16.2% $ $ 3,909 $ 3,909 $ $ 4,665
* Pro Forma excludes the effect of the Audit Committee investigation expense incurred during the quarter as well as the net charge taken by the Company in Q1 for the proposed settlement of the class action securities litigation as described below. Pro-Forma operating results are reconciled to GAAP operating results in our press release issued on May 8, 2008.
**Non-GAAP Adjusted EBITDA-Ex Audit Committee Investigation Expense and Litigation Settlement Charge-Net is reconciled to GAAP Net (Loss) Income in our press release issued May 8, 2008.

1Q 2008 Segment Performance Third Party Net Revenue*
*Totals may not add due to rounding

1Q-2008 Segment Performance Segment Operating Income – As Defined in our Press Release issued May 8, 2008

Annual Revenue Growth
Midpoint of Management Guidance Range Provided on May 8, 2008
ISS CSS Total Company

Annual Pro Forma* Non-GAAP Adjusted EBITDA (Excluding All Charges)
*Pro Forma excludes the effect of the Audit Committee investigation expense incurred during the quarter as well as the net charge taken by the Company in Q1 for the proposed settlement of the class action securities litigation as described below. Pro-Forma operating results are reconciled to GAAP operating results in our press release issued on May 8, 2008.

Annual Cash Provided by Operations
Operating Free Cash Flow Capital Spending

Full Year Guidance for 2008 As Provided on May 8, 2008
Guidance as Provided
Pro Forma* As Reported
on May 8, 2008
Total Revenue $143 to $153 million $143 to $153 million
Gross Margins 75% to 76% 75% to 76%
Non-GAAP Adjusted EBITDA 27% to 28% 23% to 25%
Depreciation and
Amortization $13.7 — $14.2 million $13.7 — $14.2 million
Expected Charges related to
Stock Based Compensation $3.0 to $3.5 million $3.0 to $3.5 million
Effective Tax Rate 28% to 30% 25% to 27%
*Pro Forma excludes the effect of approximately $2.9 million of expense related to the Audit Committee investigation and the proposed one-time net litigation settlement charge of $2 million.

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